UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

Social Life Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-222709	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8100 E. Union Ave., Suite 1809 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Social Life Network, Inc. referred to herein as “we”, “us” or “us”.

Explanatory Note

Due to a Scrivener’s error in our July 30, 2018 Form 8-K (“July 30, 2018 8-K”), we are filing this Form 8-K Amendment to correct the error that on July 30, 2018 our Board of Directors adopted the Certificate of Designation of Preferences, Rights and Limitations of the Class B Common Stock, which is corrected herein to reflect that on July 3, 2018 our Board adopted that certificate.

Item 3.03. Material Modifications to Rights of Security Holders

Background

On December 19, 2017, we filed a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada regarding changes in our capital structure providing that our total authorized shares were increased to seven hundred million (700,000,000), $0.001 par value, comprised of:

●	500,000,000 Common Shares

●	100,000,000 Preferred Shares

●	100,000,000 Class B Common Shares

Pursuant to the December 19, 2017 Certificate of Amendment, we are authorized, by a Board of Director resolution, to provide, out of unissued shares of Class B Common Shares, a series of Class B Common Shares and, with respect to each such series, to fix the number of shares constituting such series, and the designation of such series, the voting and other powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights and any qualifications, limitations or restrictions thereof, of the shares of such series.

Certificate of Designation of Preferences, Rights and Limitations of Class B Common Stock

On July 3, 2018, our Board of Directors adopted the Certificate of Designation of Preferences, Rights and Limitations of the Class B Common Stock (“Certificate”), including that each Class B Common Stock Share shall have ten (10) votes on all matters presented to be voted by the holders of Common Stock. Further, the Board authorized the issuance of 10,000,000 Class B Common Stock Shares to Ken Tapp, our Chief Executive Officer, in return for his service as our Chief Executive Officer from February 1, 2016 to July 2, 2018. The Class B Common Stock Shares only have voting power and have no equity, cash value or any other value.

We filed the Certificate with the Nevada Secretary of State on July 30, 2018, which was filed as Exhibit 4 to our July 30, 2018 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 9, 2018

Social Life Network, Inc.

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer

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